UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2023 (June 20, 2023)

Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mia Tarpey, Executive Vice President and Chief Operating Officer of Corebridge Financial, Inc. (the “Company”) will be rejoining American International Group, Inc. and stepping down from her position at the Company, effective July 1, 2023.
Chris Smith, age 54, will succeed Ms. Tarpey as the Company’s Executive Vice President and Chief Operating Officer, effective July 1, 2023. From April 2020 through September 2022, Mr. Smith served as Executive Vice President and Head of Group Benefits at The Guardian Life Insurance Company of America, Inc. (“Guardian”), where Mr. Smith leveraged a suite of digital capabilities in leading a large-scale transformation in Guardian’s sales culture. From September 2019 through April 2020, Mr. Smith served as Senior Vice President and Head of Enterprise Operations and Service at Guardian. Prior to that, Mr. Smith served in progressive roles at MetLife, Inc. (“MetLife”) for approximately twenty years, including as Executive Vice President and Head of Global Operations from 2013 to 2019.
The Company has entered into a letter agreement (the “Letter Agreement”) with Mr. Smith that provides for an annual target direct compensation of $2,000,000, comprising an annual base salary of $600,000, a target annual short-term incentive opportunity of $600,000 and a target annual long-term incentive opportunity of $800,000. Mr. Smith will participate in the Company’s Executive Severance Plan, in accordance with its terms as in effect from time as time, a current copy of which is filed as Exhibit 10.45 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (file no. 001-41504). Mr. Smith will receive a restricted stock unit award with an initial grant value of $500,000 subject to approval by the Board of Directors of the Company, which will vest in equal installments in March 2025, March 2026 and March 2027. Mr. Smith will also be entitled to benefits consistent with senior executives at the Company.
There are no arrangements or understandings between Mr. Smith and any other person pursuant to which he was appointed to serve as the Company's Executive Vice President and Chief Operating Officer. Mr. Smith has no family relationship with any director or executive officer of the Company, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.07Submission of Matters to a Vote of Security Holders.
The 2023 annual meeting of stockholders (“2023 Annual Meeting”) of the Company was held on June 20, 2023, via live webcast, for the following purposes: (i) to elect directors to hold office until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to hold a non-binding advisory vote on the compensation of the Company’s named executive officers; (iii) to hold a non-binding advisory vote on the frequency of holding advisory votes on executive compensation; and (iv) to ratify the appointment by the Audit Committee of the Board of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2023. For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 28, 2023 and the proxy supplement filed with the SEC on June 13, 2023 (collectively, the “Proxy Statement”).
At the close of business on April 24, 2023, the record date for the 2023 Annual Meeting, there were 648,143,336 shares of Company common stock issued, outstanding and entitled to vote at the 2023 Annual Meeting. Proxies for the 2023 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results – Election of Directors
Each of the 12 nominees for director was duly elected by Company stockholders, with votes as follows:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Adam Burk	613,995,569	21,428,649	11,388	4,266,693
Alan Colberg	628,017,209	7,397,806	20,591	4,266,693
Lucy Fato	611,057,365	24,360,036	18,205	4,266,693
Jonathan Gray	604,644,360	30,783,402	7,844	4,266,693
Marilyn Hirsch	614,024,432	21,401,415	9,759	4,266,693
Kevin Hogan	614,470,123	20,958,651	6,832	4,266,693
Christopher Lynch	625,759,038	9,655,979	20,589	4,266,693
Sabra Purtill	615,137,685	20,279,745	18,176	4,266,693
Chris Schaper	611,940,816	23,484,085	10,705	4,266,693
Amy Schioldager	626,095,676	9,329,909	10,021	4,266,693
Patricia Walsh	628,017,643	7,407,941	10,022	4,266,693
Peter Zaffino	609,660,832	25,757,498	17,276	4,266,693
Vote Results – “Say-on-Pay” Vote
With respect to the non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement, the compensation of the Company’s named executive officers was approved by the Company’s stockholders by the following vote:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
634,760,345	652,743	22,518	4,266,693
Vote Results – “Say-on-Frequency” Vote
With respect to the non-binding advisory vote to recommend the frequency of holding advisory votes on executive compensation, the votes were as follows:

1 Year	2 Years	3 Years	Shares Abstaining	Broker Non-Votes
635,177,309	10,621	172,568	75,108	4,266,693
Based on these results and consistent with the Board's previous recommendation to the Company’s stockholders in connection with such vote, the Board has determined that, until the next vote on the frequency of holding advisory votes on executive compensation, the Company will hold a non-binding advisory vote on executive compensation every year.
In accordance with SEC regulations, the Company must hold a vote on the frequency of holding advisory votes on executive compensation (commonly referred to as a “say-on-frequency” vote) at least once every six years.
Vote Results - Ratification of Auditors
The appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company’s auditor for the year ending December 31, 2023, was ratified by the Company’s stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
639,583,303	33,064	85,932	Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	June 26, 2023	By:	/s/ Christina Banthin
			Name:	Christina Banthin
			Title:	Chief Corporate Counsel and Corporate Secretary